Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of March 31, 2009

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF MARCH 31, 2009

INDEX TO SUPPLEMENT

Page:
SAFE HARBOR STATEMENT & REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	7

INVESTMENTS	16

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	18

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	19

RATINGS SUMMARY	20

EXHIBIT I - TOP 30 CORPORATE ISSUER EXPOSURES	21

EXHIBIT II - TOP 10 FOREIGN GOVERNMENT EXPOSURES	22

EXHIBIT III - COMMERCIAL MORTGAGE LOANS SUMMARY	23

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $23 billion in assets and $8 billion in annual revenue. Assurant has approximately 15,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) deterioration in the Company’s market capitalization compared to its book value that could impair the Company’s goodwill; (iv) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (v) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments, environmental liability exposure and inability to target an appropriate overall risk level); (vi) inadequacy of reserves established for future claims losses; (vii) failure to predict or manage benefits, claims and other costs; (viii) losses due to natural and man-made catastrophes; (ix) increases or decreases in tax valuation allowances; (x) fluctuations in exchange rates and other risks related to our international operations; (xi) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xii) inability of reinsurers to meet their obligations; (xiii) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xiv) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xv) a further decline in the manufactured housing industry; (xvi) a decline in our credit or financial strength ratings (including the currently heightened risk of ratings downgrades in the insurance industry); (xvii) failure to effectively maintain and modernize our information systems; (xviii) failure to protect client information and privacy; (xix) failure to find and integrate suitable acquisitions and new insurance ventures; (xx) inability of our subsidiaries to pay sufficient dividends; (xxi) failure to provide for succession of senior management and key executives; (xxii) negative impact on our business and negative publicity due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); (xxiii) significant competitive pressures in our businesses and cyclicality of the insurance industry; and (xxiv) current or new laws and regulations that could increase our costs or limit our growth.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2008 Annual Report on Form 10-K and our upcoming first quarter 2009 Form 10-Q, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals year-to-date net operating income divided by average stockholders’ equity for the year to date period, excluding AOCI, and then the return is annualized. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure for this included measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended March 31, 2009 and 2008 was 8.7% and 18.0%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended March 31,		For the Year Ended December 31,
($ in thousands, except number of shares and per share amounts)	2009	2008	2008	2007
Net operating income (1)	$137,779	$214,873	$637,443	$694,188

Net realized losses on investments	(36,198)	(28,043)	(278,641)	(40,442)

Change in net deferred tax asset (2)	(21,000)	—	88,994	—

Net income	$80,581	$186,830	$447,796	$653,746

Total revenues	$2,087,877	$2,177,325	$8,601,228	$8,453,515

PER SHARE AND SHARE DATA:

Basic earnings per common share
Net operating income (3)	$1.17	$1.82	$5.40	$5.79
Net income (3)	$0.68	$1.58	$3.79	$5.45
Weighted average common shares outstanding - basic (3)	117,891,543	118,103,519	118,005,967	119,934,873

Diluted earnings per common share
Net operating income (3)	$1.17	$1.80	$5.36	$5.71
Net income (3)	$0.68	$1.56	$3.76	$5.38
Weighted average common shares outstanding - diluted (3)	117,967,747	119,387,321	118,974,679	121,559,567

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.
(2)	Quarterly changes in net deferred tax asset represent changes to valuation allowance associated with capital loss deferred tax asset carryforwards. Full year 2008 results include a gain from the sale of an inactive subsidiary realized in the second quarter of 2008.
(3)	Weighted average shares outstanding and earnings per share amounts have been revised to reflect the adoption of Financial Accounting Standards Board Staff Position (“FSP”) Emerging Issues Task Force (“EITF”) Issue No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), as of January 1, 2009. For further information on FSP EITF 03-6-1, please see our upcoming first quarter 2009 Form 10-Q.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of March 31, 2009	As of December 31, 2008
Total assets	$23,820,644	$24,514,586

Total stockholders’ equity	$3,670,322	$3,709,505

Total stockholders’ equity (excluding AOCI)	$4,452,650	$4,380,451

Basic book value per share (1)	$30.99	$31.53
Basic book value per share (excluding AOCI) (1)	$37.60	$37.24
Shares outstanding for basic book value per share calculation (1)	118,432,367	117,640,936

Diluted book value per share (1)	$30.98	$31.47
Diluted book value per share (excluding AOCI) (1)	$37.58	$37.16
Shares outstanding for diluted book value per share calculation (1)	118,477,818	117,870,037

Debt to total capital ratio (excluding AOCI)	18.0%	18.3%

(1)	Shares outstanding for book value per share calculations and book value per share amounts have been revised to reflect the adoption of FSP EITF 03-6-1 as of 1/1/09. For further information on FSP EITF 03-6-1, please see our upcoming first quarter 2009 Form 10-Q.

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

(Unaudited)

	At March 31, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,220,368	$2,402,616	$885,223	$2,352,089	$(317,911)	$12,542,385
Reinsurance recoverables	621,806	335,641	7,437	22,615	3,089,075	4,076,574
Deferred acquisition costs	2,343,549	192,582	13,229	30,060	—	2,579,420
Goodwill	—	—	—	—	1,005,027	1,005,027
Assets held in separate accounts	199,339	—	—	—	1,403,023	1,602,362
Other assets	482,439	335,207	109,324	105,828	982,078	2,014,876

Total assets	$10,867,501	$3,266,046	$1,015,213	$2,510,592	$6,161,292	$23,820,644

Liabilities
Policyholder benefits and claims payable	$4,583,093	$374,540	$414,092	$1,760,725	$3,296,032	$10,428,482
Unearned premiums	3,850,116	1,191,174	127,250	18,213	41,096	5,227,849
Debt	—	—	—	—	971,982	971,982
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	199,339	—	—	—	1,403,023	1,602,362
Accounts payable and other liabilities	709,268	329,332	116,508	239,716	516,663	1,911,487

Total liabilities	9,341,816	1,895,046	657,850	2,018,654	6,236,956	20,150,322
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,525,685	1,371,000	357,363	491,938	706,664	4,452,650
Accumulated other comprehensive loss	—	—	—	—	(782,328)	(782,328)

Total stockholders’ equity	1,525,685	1,371,000	357,363	491,938	(75,664)	3,670,322

Total liabilities and stockholders’ equity	$10,867,501	$3,266,046	$1,015,213	$2,510,592	$6,161,292	$23,820,644

	At December 31, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,457,948	$2,434,697	$899,271	$2,376,324	$(60,764)	$13,107,476
Reinsurance recoverables	625,127	369,328	7,333	21,414	2,986,968	4,010,170
Deferred acquisition costs	2,407,675	201,817	16,623	24,557	—	2,650,672
Goodwill	—	—	—	—	1,001,899	1,001,899
Assets held in separate accounts	208,352	—	—	—	1,570,457	1,778,809
Other assets	452,076	329,288	117,534	136,770	929,892	1,965,560

Total assets	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

Liabilities
Policyholder benefits and claims payable	$4,588,939	$414,832	$423,100	$1,775,990	$3,195,515	$10,398,376
Unearned premiums	3,985,167	1,243,043	124,759	13,168	41,722	5,407,859
Debt	—	—	—	—	971,957	971,957
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	208,352	—	—	—	1,570,457	1,778,809
Accounts payable and other liabilities	828,654	400,652	155,427	266,356	585,831	2,236,920

Total liabilities	9,611,112	2,058,527	703,286	2,055,514	6,376,642	20,805,081
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,540,066	1,276,603	337,475	503,551	722,756	4,380,451
Accumulated other comprehensive loss	—	—	—	—	(670,946)	(670,946)

Total stockholders’ equity	1,540,066	1,276,603	337,475	503,551	51,810	3,709,505

Total liabilities and stockholders’ equity	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

(1)	Corporate & Other includes all accumulated other comprehensive income/losses and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands, net of tax)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Assurant Solutions	$30,311	$11,884	$20,387	$32,355	$47,557	$112,183	$143,921
Assurant Specialty Property	104,668	118,475	30,942	131,042	124,744	405,203	379,240
Assurant Health	14,672	25,066	30,204	27,721	37,263	120,254	151,743
Assurant Employee Benefits	7,022	14,138	21,457	18,630	16,332	70,557	87,021
Corporate and other	(13,442)	(10,735)	(14,858)	(18,777)	(5,882)	(50,252)	(49,513)
Amortization of deferred gains on disposal of businesses	4,421	4,763	4,796	4,763	4,796	19,118	21,541
Interest expense	(9,873)	(9,872)	(9,874)	(9,937)	(9,937)	(39,620)	(39,765)

Net operating income	137,779	153,719	83,054	185,797	214,873	637,443	694,188

Adjustments:
Net realized losses on investments	(36,198)	(33,642)	(194,483)	(22,473)	(28,043)	(278,641)	(40,442)
Change in net deferred tax asset	(21,000)	62,364	—	26,630	—	88,994	—

Net income (loss)	$80,581	$182,441	$(111,429)	$189,954	$186,830	$447,796	$653,746

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands, except per share data and closing stock price)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007

Revenues:
Net earned premiums and other considerations	$1,874,579	$2,004,279	$1,984,136	$1,995,516	$1,941,417	$7,925,348	$7,407,730
Net investment income	178,479	183,048	192,314	201,211	197,774	774,347	799,073
Net realized (losses) gains on investments	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(428,679)	(62,220)
Amortization of deferred gains on disposal of businesses	6,802	7,327	7,379	7,327	7,379	29,412	33,139
Fees and other income	83,706	77,711	69,911	79,280	73,898	300,800	275,793

	2,087,877	2,220,608	1,954,535	2,248,760	2,177,325	8,601,228	8,453,515

Benefits, losses and expenses:
Policyholder benefits	960,342	988,432	1,095,048	998,208	937,459	4,019,147	3,712,711
Selling, underwriting, general and administrative expenses	954,479	1,025,532	1,007,817	985,851	938,650	3,957,850	3,668,586
Interest expense	15,189	15,188	15,190	15,287	15,288	60,953	61,178

	1,930,010	2,029,152	2,118,055	1,999,346	1,891,397	8,037,950	7,442,475

Income (loss) before provision for income taxes	157,867	191,456	(163,520)	249,414	285,928	563,278	1,011,040
(Benefit) provision for income taxes	77,286	9,015	(52,091)	59,460	99,098	115,482	357,294

Net income (loss)	$80,581	$182,441	$(111,429)	$189,954	$186,830	$447,796	$653,746

Diluted per share data:
Net operating income per diluted share (1)	$1.17	$1.30	$0.70	$1.55	$1.80	$5.36	$5.71
Book value per diluted share (excluding AOCI) (1)	$37.58	$37.16	$35.56	$36.64	$35.28	$37.16	$33.71

Computation of return on average equity measures:
Numerator:
Net operating income	$137,779	$153,719	$83,054	$185,797	$214,873	$637,443	$694,188
Net income (loss)	$80,581	$182,441	$(111,429)	$189,954	$186,830	$447,796	$653,746
Denominator:
Average equity, excluding AOCI	$4,416,551	$4,294,030	$4,296,429	$4,298,980	$4,123,852	$4,207,722	$3,889,763
Add: Average AOCI	(726,637)	(573,372)	(306,783)	(71,632)	24,207	(308,518)	70,987

Average equity, including AOCI	$3,689,914	$3,720,658	$3,989,646	$4,227,348	$4,148,059	$3,899,204	$3,960,750

Annualized operating return on average equity	12.5%	14.3%	7.7%	17.3%	20.8%	15.1%	17.8%
Annualized GAAP return on average equity	8.7%	19.6%	-11.2%	18.0%	18.0%	11.5%	16.5%

Annualized operating return on average equity (excluding AOCI) (2)	12.5%	14.3%	7.7%	17.3%	20.8%	15.1%	17.8%
Net realized (losses) gains on investments	-3.3%	-3.1%	-18.1%	-2.1%	-2.7%	-6.6%	-1.0%
Change in net deferred tax asset	-1.9%	5.8%	—	2.5%	—	2.1%	—
Change due to effect of including AOCI	1.4%	2.6%	-0.8%	0.3%	-0.1%	0.8%	-0.3%

Annualized GAAP return on average equity (2)	8.7%	19.6%	-11.2%	18.0%	18.0%	11.5%	16.5%

Share repurchases:
Shares repurchased	—	—	1,000,000	—	—	1,000,000	5,689,333
Average repurchase price per share	$—	$—	$59.00	$—	$—	$59.00	$54.94
Repurchase price	$—	$—	$59,000	$—	$—	$59,000	$312,563

AIZ Closing stock price (NYSE)	$21.78	$30.00	$55.00	$65.96	$60.86	$30.00	$66.90

Investment yield (3)	5.32%	5.29%	5.44%	5.56%	5.61%	5.50%	5.69%
Tax-adjusted yield (3) (4)	5.47%	5.44%	5.59%	5.71%	5.72%	5.64%	5.76%

Investment income from real estate joint venture partnerships	$—	$414	$—	$3,457	$—	$3,871	$37,173

(1)	Net operating income per diluted share and book value per diluted share reflect the adoption of FSP EITF 03-6-1 as of 1/1/09. For further information on FSP EITF 03-6-1, please see our upcoming first quarter 2009 Form 10-Q.
(2)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.
(3)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Revenues:
Net earned premiums and other considerations	$644,612	$722,170	$707,115	$700,629	$683,493	$2,813,407	$2,530,445
Net investment income	97,995	99,921	105,539	108,425	106,730	420,615	427,331
Fees and other income	52,031	49,936	40,623	47,668	44,281	182,508	159,211

	794,638	872,027	853,277	856,722	834,504	3,416,530	3,116,987

Benefits, losses and expenses:
Policyholder benefits	272,022	310,715	295,190	306,173	286,680	1,198,758	1,073,858
Selling, underwriting, general and administrative expenses	475,604	535,507	527,779	503,073	475,533	2,041,892	1,830,709

	747,626	846,222	822,969	809,246	762,213	3,240,650	2,904,567

Income before provision for income taxes	47,012	25,805	30,308	47,476	72,291	175,880	212,420
Provision for income taxes	16,701	13,921	9,921	15,121	24,734	63,697	68,499

Net operating income	$30,311	$11,884	$20,387	$32,355	$47,557	$112,183	$143,921

Net earned premiums and other considerations:
Domestic:
Credit	$65,941	$66,166	$70,270	$69,808	$73,253	$279,497	$303,231
Service contracts	346,508	375,433	334,386	335,552	319,515	1,364,886	1,156,991
Other	14,579	15,854	13,685	15,186	15,434	60,159	62,709

Total Domestic	427,028	457,453	418,341	420,546	408,202	1,704,542	1,522,931

International:
Credit	74,173	82,872	98,645	88,661	98,264	368,442	376,709
Service contracts	87,903	93,708	93,745	90,128	77,667	355,248	249,803
Other	3,660	3,813	(139)	6,903	9,598	20,175	39,144

Total International	165,736	180,393	192,251	185,692	185,529	743,865	665,656

Preneed:
Domestic and international	44,486	76,616	88,293	85,253	80,654	330,816	298,142
Domestic independent runoff	7,362	7,708	8,230	9,138	9,108	34,184	43,716

Total Preneed	51,848	84,324	96,523	94,391	89,762	365,000	341,858

Total	$644,612	$722,170	$707,115	$700,629	$683,493	$2,813,407	$2,530,445

Fee income:
Domestic:
Debt protection	$9,271	$9,765	$8,495	$8,284	$7,915	$34,459	$31,093
Service contracts	27,709	22,515	18,472	19,941	18,370	79,298	70,709
Other	3,947	6,614	6,873	7,439	5,735	26,661	25,039

Total Domestic	40,927	38,894	33,840	35,664	32,020	140,418	126,841

International	6,072	6,201	7,272	9,706	9,740	32,919	22,168
Preneed	5,032	4,841	(489)	2,298	2,521	9,171	10,202

Total	$52,031	$49,936	$40,623	$47,668	$44,281	$182,508	$159,211

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Gross written premiums:
Domestic:
Credit	$135,346	$147,313	$151,717	$152,730	$152,341	$604,101	$656,975
Service contracts	246,883	355,163	385,153	396,157	393,811	1,530,284	1,828,048
Other	15,074	19,701	17,858	17,076	16,758	71,393	85,005

Total Domestic	397,303	522,177	554,728	565,963	562,910	2,205,778	2,570,028

International:
Credit	171,379	180,516	213,322	214,407	219,212	827,457	833,894
Service contracts	107,070	132,710	133,226	110,714	101,002	477,652	422,669
Other	5,387	5,696	1,375	8,962	11,348	27,381	46,590

Total International	283,836	318,922	347,923	334,083	331,562	1,332,490	1,303,153

Total	$681,139	$841,099	$902,651	$900,046	$894,472	$3,538,268	$3,873,181

Preneed (face sales)	$103,124	$99,009	$121,021	$120,859	$104,424	$445,313	$395,790

Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	-23.85%	-19.10%	-7.40%	-4.26%	-2.62%	-8.65%	10.96%
FX impact	-6.83%	-5.53%	0.96%	2.34%	3.43%	0.14%	1.49%

Excluding FX impact	-17.02%	-13.57%	-8.36%	-6.60%	-6.05%	-8.79%	9.47%
Net earned premiums:
Including FX impact	-5.69%	6.38%	8.80%	13.25%	17.23%	11.18%	6.70%
FX impact	-5.37%	-4.42%	0.56%	1.65%	2.42%	-0.08%	1.29%

Excluding FX impact	-0.32%	10.80%	8.24%	11.60%	14.81%	11.26%	5.41%
Net operating income:
Including FX impact	-36.26%	-63.17%	-45.45%	7.10%	7.91%	-22.05%	-9.15%
FX impact	-0.51%	0.24%	-1.42%	-4.64%	1.99%	-1.00%	-1.65%

Excluding FX impact	-35.75%	-63.41%	-44.03%	11.74%	5.92%	-21.05%	-7.50%

Combined ratios (a):
Domestic	98.3%	101.6%	104.7%	99.4%	96.5%	100.6%	101.1%
International	107.3%	113.9%	105.6%	111.4%	102.3%	108.2%	105.1%

Preneed yield (2)	5.94%	5.89%	6.04%	6.28%	6.13%	6.06%	6.32%
Preneed average invested assets	$3,861,302	$3,896,574	$3,919,388	$3,937,722	$3,963,127	$3,927,096	$3,767,556

Investment yield (2)	5.45%	5.34%	5.60%	5.76%	5.72%	5.62%	5.80%
Tax-adjusted yield (2) (3)	5.57%	5.45%	5.72%	5.89%	5.81%	5.73%	5.87%

Investment income from real estate joint venture partnerships	$—	$240	$—	$1,210	$—	$1,450	$15,724

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Revenues:
Net earned premiums and other considerations	$493,790	$519,669	$513,228	$533,914	$481,427	$2,048,238	$1,682,266
Net investment income	29,436	30,542	31,129	31,997	29,375	123,043	100,210
Fees and other income	13,324	11,910	12,501	11,996	13,593	50,000	51,256

	536,550	562,121	556,858	577,907	524,395	2,221,281	1,833,732

Benefits, losses and expenses:
Policyholder benefits	167,800	166,692	302,105	171,793	144,813	785,403	548,873
Selling, underwriting, general and administrative expenses	209,917	214,148	208,519	206,339	188,842	817,848	701,958

	377,717	380,840	510,624	378,132	333,655	1,603,251	1,250,831

Income before provision for income taxes	158,833	181,281	46,234	199,775	190,740	618,030	582,901
Provision for income taxes	54,165	62,806	15,292	68,733	65,996	212,827	203,661

Net operating income	$104,668	$118,475	$30,942	$131,042	$124,744	$405,203	$379,240

Net earned premiums:
Homeowners (Creditor Placed & Voluntary)	$348,447	$369,458	$368,066	$391,153	$342,335	$1,471,012	$1,188,090
Manufactured Housing (Creditor Placed & Voluntary)	55,876	56,275	55,389	56,484	57,061	225,209	209,104
Other	89,467	93,936	89,773	86,277	82,031	352,017	285,072

Total	$493,790	$519,669	$513,228	$533,914	$481,427	$2,048,238	$1,682,266

Gross earned premiums:
Homeowners (Creditor Placed & Voluntary)	$437,391	$456,631	$450,274	$460,818	$402,062	$1,769,785	$1,405,119
Manufactured Housing (Creditor Placed & Voluntary)	77,484	79,690	80,570	80,069	80,850	321,179	309,680
Other	151,429	156,843	152,899	146,880	140,793	597,415	512,034

Total	$666,304	$693,164	$683,743	$687,767	$623,705	$2,688,379	$2,226,833

Gross written premiums:
Homeowners (Creditor Placed & Voluntary)	$412,706	$502,162	$492,069	$529,444	$419,501	$1,943,176	$1,582,066
Manufactured Housing (Creditor Placed & Voluntary)	69,852	76,346	80,909	79,451	70,131	306,837	301,905
Other	131,701	147,675	187,929	169,849	125,316	630,769	565,174

Total	$614,259	$726,183	$760,907	$778,744	$614,948	$2,880,782	$2,449,145

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$666,304	$693,164	$683,743	$687,767	$623,705	$2,688,379	$2,226,833
Ceded catastrophe reinsurance and reinstatements	(42,994)	(36,793)	(53,149)	(34,015)	(30,030)	(153,987)	(133,087)
Ceded to clients including U.S. Government	(129,520)	(136,702)	(117,366)	(119,838)	(112,248)	(486,154)	(411,480)

Net earned premiums	$493,790	$519,669	$513,228	$533,914	$481,427	$2,048,238	$1,682,266

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Creditor-Placed Homeowners Insurance (1):

Loans tracked (in millions):
Prime	25.7	25.9	26.2	26.3	26.2	25.9	26.2
Sub-prime	3.8	4.0	4.1	4.2	4.4	4.0	4.6

	29.5	29.9	30.3	30.5	30.6	29.9	30.8

Average placement rates:
Prime	1.13%	1.07%	1.03%	0.99%	0.96%	1.07%	0.93%
Sub-prime	9.14%	9.19%	8.92%	8.70%	8.33%	9.19%	7.73%

Average insured value (AIV):
Creditor-placed	$168	$167	$166	$164	$161	$167	$156
Real estate owned	$228	$228	$223	$217	$206	$228	$196

Percent of Real Estate Owned Policies:
% of creditor-placed gross earned premiums from REO policies	20%	23%	23%	21%	21%	23%	17%
% of creditor-placed gross written premiums from REO policies	20%	19%	23%	22%	21%	19%	19%

Ratios:
Loss ratio (a)	34.0%	32.1%	58.9%	32.2%	30.1%	38.3%	32.6%
Expense ratio (b)	41.4%	40.3%	39.7%	37.8%	38.1%	39.0%	40.5%
Combined ratio (c)	74.5%	71.6%	97.1%	69.3%	67.4%	76.4%	72.2%

Investment yield (2)	4.87%	5.01%	5.11%	5.16%	5.11%	5.15%	5.57%
Tax-adjusted yield (2) (3)	5.18%	5.32%	5.43%	5.47%	5.32%	5.44%	5.71%

Investment income from real estate joint venture partnerships	$—	$39	$—	$346	$—	$385	522

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Estimates based on client information and classification.
(2)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Revenues:
Net earned premiums and other considerations	$472,346	$481,470	$486,700	$487,725	$496,060	$1,951,955	$2,050,280
Net investment income	12,477	12,745	13,769	15,302	15,648	57,464	66,634
Fees and other income	9,914	9,774	10,100	9,637	9,406	38,917	40,583

	494,737	503,989	510,569	512,664	521,114	2,048,336	2,157,497

Benefits, losses and expenses:
Policyholder benefits	321,960	314,329	311,790	325,504	306,565	1,258,188	1,295,441
Selling, underwriting, general and administrative expenses	150,240	151,275	152,345	143,804	157,181	604,605	627,348

	472,200	465,604	464,135	469,308	463,746	1,862,793	1,922,789

Income before provision for income taxes	22,537	38,385	46,434	43,356	57,368	185,543	234,708
Provision for income taxes	7,865	13,319	16,230	15,635	20,105	65,289	82,965

Net operating income	$14,672	$25,066	$30,204	$27,721	$37,263	$120,254	$151,743

Net earned premiums and other considerations:
Individual:
Individual medical	$317,070	$319,704	$319,188	$318,095	$319,756	$1,276,743	$1,283,321
Short-term medical	26,048	25,978	27,335	24,583	23,539	101,435	96,837

Subtotal	343,118	345,682	346,523	342,678	343,295	1,378,178	1,380,158
Small employer group	129,228	135,788	140,177	145,047	152,765	573,777	670,122

Total	$472,346	$481,470	$486,700	$487,725	$496,060	$1,951,955	$2,050,280

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Sales (annualized issued premiums):
Individual:
Individual medical	$88,769	$84,603	$87,600	$78,080	$79,976	$330,259	$352,851
Short-term medical	37,199	33,785	35,969	34,990	32,972	137,716	131,049

Subtotal	125,968	118,388	123,569	113,070	112,948	467,975	483,900
Small employer group	29,978	27,008	27,189	25,864	26,161	106,222	112,586

Total	$155,946	$145,396	$150,758	$138,934	$139,109	$574,197	$596,486

Membership by product line (in thousands):
Individual:
Individual medical	572	578	585	587	599	578	619
Short-term medical	94	92	101	101	87	92	87

Subtotal	666	670	686	688	686	670	706
Small employer group	123	131	136	142	152	131	165

Total	789	801	822	830	838	801	871

Ratios:
Loss ratio (a)	68.2%	65.3%	64.1%	66.7%	61.8%	64.5%	63.2%
Expense ratio (b)	31.2%	30.8%	30.7%	28.9%	31.1%	30.4%	30.0%
Combined ratio (c)	97.9%	94.8%	93.4%	94.4%	91.7%	93.6%	92.0%

Investment yield (1)	5.59%	5.51%	5.67%	5.84%	6.12%	5.80%	5.81%
Tax-adjusted yield (1) (2)	5.84%	5.78%	5.95%	6.13%	6.32%	6.06%	5.93%

Investment income from real estate joint venture partnerships	$—	$51	$—	$691	$—	$742	$4,257

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Revenues:
Net earned premiums and other considerations	$263,831	$280,970	$277,093	$273,248	$280,437	$1,111,748	$1,144,739
Net investment income	34,157	34,461	35,278	38,919	38,369	147,027	166,955
Fees and other income	6,758	5,901	6,475	7,208	6,555	26,139	23,997

	304,746	321,332	318,846	319,375	325,361	1,284,914	1,335,691

Benefits, losses and expenses:
Policyholder benefits	198,728	196,690	185,951	193,642	199,401	775,684	790,570
Selling, underwriting, general and administrative expenses	95,287	102,835	99,726	97,354	100,901	400,816	411,868

	294,015	299,525	285,677	290,996	300,302	1,176,500	1,202,438

Income before provision for income taxes	10,731	21,807	33,169	28,379	25,059	108,414	133,253
Provision for income taxes	3,709	7,669	11,712	9,749	8,727	37,857	46,232

Net operating income	$7,022	$14,138	$21,457	$18,630	$16,332	$70,557	$87,021

Net earned premiums and other considerations:
Group dental	$105,565	$110,084	$109,982	$108,976	$106,073	$435,115	$412,810
Group disability single premiums for closed blocks	—	5,947	—	—	5,500	11,447	49,456
All other group disability	109,704	113,832	115,749	113,327	116,300	459,208	467,490
Group life	48,562	51,107	51,362	50,945	52,564	205,978	214,983

Total	$263,831	$280,970	$277,093	$273,248	$280,437	$1,111,748	$1,144,739

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Sales:
Group dental	$31,573	$16,487	$24,918	$23,021	$45,625	$110,051	$105,708
Group disability	14,172	9,310	13,972	10,404	18,909	52,595	57,813
Group life	9,859	5,738	6,936	5,775	9,836	28,285	31,205

Total	$55,604	$31,535	$45,826	$39,200	$74,370	$190,931	$194,726

Ratios:
Loss ratio (a)	75.3%	70.0%	67.1%	70.9%	71.1%	69.8%	69.1%
Expense ratio (b)	35.2%	35.8%	35.2%	34.7%	35.2%	35.2%	35.2%

Investment yield (1)	5.98%	5.94%	5.98%	6.25%	6.29%	6.13%	6.17%
Tax-adjusted yield (1) (2)	6.05%	6.01%	6.06%	6.33%	6.35%	6.20%	6.21%

Investment income from real estate joint venture partnerships	$—	$84	$—	$1,210	$—	$1,294	$15,436

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2009	2008	2008	2008	2008	2008	2007
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income	4,414	5,379	6,599	6,568	7,652	26,198	37,943
Net realized losses on investments	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(428,679)	(62,220)
Amortization of deferred gains on disposal of businesses	6,802	7,327	7,379	7,327	7,379	29,412	33,139
Fees and other income	1,679	190	212	2,771	63	3,236	746

	(42,794)	(38,861)	(285,015)	(17,908)	(28,049)	(369,833)	9,608

Benefits, losses and expenses:
Policyholder benefits	(168)	6	12	1,096	—	1,114	3,969
Selling, underwriting, general and administrative expenses	23,431	21,767	19,448	35,281	16,193	92,689	96,703
Interest expense	15,189	15,188	15,190	15,287	15,288	60,953	61,178

	38,452	36,961	34,650	51,664	31,481	154,756	161,850

Loss before benefit for income taxes	(81,246)	(75,822)	(319,665)	(69,572)	(59,530)	(524,589)	(152,242)
(Benefit) provision for income taxes	(5,154)	(88,700)	(105,246)	(49,778)	(20,464)	(264,188)	(44,063)

Net (loss) income	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(260,401)	$(108,179)

Real estate investment income	$—	$—	$—	$—	$—	$—	$1,234

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net (loss) income	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(260,401)	$(108,179)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(4,421)	(4,763)	(4,796)	(4,763)	(4,796)	(19,118)	(21,541)
Interest expense	9,873	9,872	9,874	9,937	9,937	39,620	39,765
Net realized losses on investments	36,198	33,642	194,483	22,473	28,043	278,641	40,442
Change in net deferred tax asset	21,000	(62,364)	—	(26,630)	—	(88,994)	—

Corporate and other line item result (1)	$(13,442)	$(10,735)	$(14,858)	$(18,777)	$(5,882)	$(50,252)	$(49,513)

(1)	Agrees to Corporate and other result per Reconciliation of Net Operating Income to Net Income on page 5.

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

	As of		As of
	March 31,		December 31,
($ in thousands)	2009		2008
Investments by type
Fixed maturity securities: available for sale, at fair value	$8,616,598	68.7%	$8,591,266	65.5%
Equity securities: available for sale, at fair value
Preferred stock	370,717	3.0%	470,824	3.6%
Common stock	3,659	0.0%	4,049	0.1%
Commercial mortgage loans on real estate, at amortized cost	1,495,420	11.9%	1,506,694	11.5%
Policy loans	57,793	0.5%	58,096	0.4%
Short-term investments	664,272	5.3%	703,402	5.4%
Collateral held under securities lending	181,177	1.4%	234,027	1.8%
Other investments	488,410	3.9%	498,434	3.8%

Total investments	11,878,046	94.7%	12,066,792	92.1%
Cash and cash equivalents	664,339	5.3%	1,040,684	7.9%

Total investments and cash and cash equivalents	$12,542,385	100.0%	$13,107,476	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$5,638,489	65.4%	$5,706,913	66.4%
Baa	2,384,793	27.7%	2,364,693	27.5%
Ba	467,895	5.4%	402,942	4.7%
B and lower	125,421	1.5%	116,718	1.4%

Total	$8,616,598	100.0%	$8,591,266	100.0%

Assurant, Inc. and Subsidiaries

Investments (continued)

(Unaudited)

	As of March 31, 2009				As of December 31, 2008
	Book	Fair	% of Fair	Unrealized	Book	Fair	% of Fair	Unrealized
($ in thousands)	Value	Value	Value	Gain (Loss)	Value	Value	Value	Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$120,273	$129,072	1.5%	$8,799	$136,725	$150,487	1.8%	$13,762
State, municipalities and political subdivisions	871,498	891,805	10.3%	20,307	874,134	873,580	10.2%	(554)
Foreign governments	528,041	533,410	6.2%	5,369	503,620	513,318	6.0%	9,698
Corporate (1):
Consumer Cyclical	970,124	863,019	10.0%	(107,105)	1,004,262	891,923	10.4%	(112,339)
Consumer Non-Cyclical	308,978	300,920	3.5%	(8,058)	315,544	302,847	3.5%	(12,697)
Energy	650,057	588,340	6.8%	(61,717)	670,000	604,332	7.0%	(65,668)
Financials	1,954,137	1,591,825	18.5%	(362,312)	1,900,557	1,671,617	19.5%	(228,940)
Health Care	383,865	363,758	4.2%	(20,107)	305,795	290,201	3.4%	(15,594)
Industrials	948,228	859,480	10.0%	(88,748)	959,652	859,641	10.0%	(100,011)
Materials	252,380	221,392	2.6%	(30,988)	262,411	220,934	2.6%	(41,477)
Technology	138,294	129,219	1.5%	(9,075)	131,069	124,490	1.4%	(6,579)
Telecommunications	388,305	373,861	4.3%	(14,444)	378,661	367,051	4.3%	(11,610)
Utilities	810,438	781,464	9.1%	(28,974)	774,343	750,551	8.7%	(23,792)
Other corporate	361	371	0.0%	10	363	374	0.0%	11
Asset-backed securities	53,427	50,974	0.6%	(2,453)	62,183	59,906	0.7%	(2,277)
Commercial mortgage-backed securities	239,953	198,885	2.3%	(41,068)	241,458	198,103	2.3%	(43,355)
Residential mortgage-backed securities (RMBS):
Agency	676,352	714,692	8.3%	38,340	654,371	683,521	8.0%	29,150
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	19,774	18,639	0.2%	(1,135)	22,911	22,390	0.3%	(521)
Other	335	349	0.0%	14	352	365	0.0%	13
Collaterized debt obligations:
Credit backed	5,218	5,123	0.1%	(95)	5,817	5,635	0.1%	(182)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,320,038	$8,616,598	100.0%	$(703,440)	$9,204,228	$8,591,266	100.0%	$(612,962)

(1)	Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying creditor risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended March 31, 2009			For the Three Months Ended March 31, 2008			For the Year Ended December 31, 2008			For the Year Ended December 31, 2007
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities: available for sale	5.98%	$138,411	$(31,710)	6.01%	$147,992	$(34,353)	6.01%	$582,869	$(223,997)	5.96%	$564,369	$(45,587)
Equity securities: available for sale	7.32%	10,232	(23,942)	6.25%	11,613	(8,397)	6.88%	47,618	(181,178)	6.46%	47,264	(27,248)
Commercial mortgage loans on real estate	6.31%	23,683	—	6.55%	23,763	—	6.42%	95,013	326	6.79%	91,702	(532)
Policy loans	5.35%	775	—	6.11%	872	—	6.50%	3,717	—	6.84%	3,967	—
Cash and short-term investments	1.66%	6,383	3	3.58%	12,931	4	2.80%	43,246	(1)	4.69%	57,353	94
Other investments*	4.69%	5,787	(40)	5.23%	7,038	(397)	5.07%	27,395	(23,829)	10.85%	59,998	11,053

Total		185,271	$(55,689)		204,209	$(43,143)		799,858	$(428,679)		824,653	$(62,220)

Investment expenses		(6,792)			(6,435)			(25,511)			(25,580)

Net investment income		$178,479			$197,774			$774,347			$799,073

Gross realized gains			$6,596			$28,399			$67,945			$41,863
Gross realized losses			(36,846)			(28,133)			(156,471)			(55,899)
Other-than-temporary impairments on available for sale securities			(25,439)			(43,409)			(340,153)			(48,184)

Net realized (losses) gains			$(55,689)			$(43,143)			$(428,679)			$(62,220)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with the Assurant Investment Plan.

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items - (1)

Income / (Expense) Items

(unaudited)

	For the Three Months Ended
($ in millions, after-tax)		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
		$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**
Assurant Solutions:
Exit cost for international business	(c)(d)	$—	$—	$(9.7)	$(0.08)	$—	$—	$—	$—	$—	$—
Loss from repriced/discontinued international product	(b)(c)	$—	$—	$—	$—	$—	$—	$(6.9)	$(0.06)	$—	$—
Client bankruptcies	(c)	$—	$—	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—
Client related settlements	(a)(c)	$—	$—	$5.9	$0.05	$(7.7)	$(0.06)	$—	$—	$11.7	$0.10

Assurant Specialty Property:
Catastrophe losses, net of reinsurance (1)	(b)	$—	$—	$(5.1)	$(0.04)	$(86.2)	$(0.73)	$(11.5)	$(0.10)	$—	$—
Client related settlements	(c)	$—	$—	$—	$—	$—	$—	$—	$—	$4.6	$0.04
Reinsurance reinstatement premiums	(e)	$—	$—	$—	$—	$(8.6)	$(0.07)	$—	$—	$—	$—

Assurant Employee Benefits:
Reserve adequacy study adjustment	(b)	$—	$—	$3.5	$0.03	$—	$—	$—	$—	$—	$—

Assurant Corporate and Other:
Expenses related to SEC investigation (2)	(c)	$—	$—	$1.7	$0.01	$—	$—	$(3.0)	$(0.03)	$(1.6)	$(0.01)
Change in various tax liabilities/receivables	(d)	$—	$—	$—	$—	$(4.0)	$(0.03)	$—	$—	$—	$—
Compensation expense	(c)	$(4.6)	$(0.04)	$—	$—	$—	$—	$—	$—	$—	$—

Statement of Operations line impact:

(a)	Fees and other income

(b)	Policyholder benefits

(c)	Selling, underwriting, general and administrative expenses

(d)	Income taxes

(e)	Net earned premiums

*	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.
**	Diluted earnings per share amounts reflect the adoption of FSP EITF 03-6-1 as of 1/1/09. For further information on FSP EITF 03-6-1, please see our upcoming first quarter 2009 Form 10-Q.
(1)	Assurant disclosed catastrophe losses including Individual Services Office (“ISO”) and non-ISO events with losses greater than $5 million. Catastrophe losses in the three months ended June 30, 2008 include paid losses and case reserves on all ISO events, but do not include IBNR reserves.
(2)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc. and Subsidiaries

Ratings Summary

(Unaudited)

As of March 31, 2009
	A.M. Best	Moody’s	Standard & Poor’s
Outlook	Stable	Stable	Negative

Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A-	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A-	N/A	N/A
John Alden Life Insurance Company	A-	A2	A
Reliable Lloyds	A-	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	A
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A-	N/A	N/A

Commercial Paper	AMB-2	P-2	A-
Senior Debt	bbb	Baa1	BBB+

Exhibit I

Assurant, Inc. and Subsidiaries

Top 30 Corporate Issuer Exposures

(unaudited)

	As of March 31, 2009
($ in thousands)	Fixed Maturity Securities			Preferred Stocks
Corporate Issuer	Fair Value	Book Value	Unrealized Gain/Loss	Fair Value	Book Value	Unrealized Gain/Loss
General Electric Co	$96,400	$116,340	$(19,940)	$7,390	$10,100	$(2,710)
Wells Fargo & Company	80,946	100,546	(19,600)	13,218	16,926	(3,708)
AT&T Inc	87,556	89,188	(1,632)	702	883	(181)
Bank of America Corp	61,032	90,202	(29,170)	22,080	55,421	(33,341)
Verizon Communications Inc	73,758	77,207	(3,449)	2,458	2,758	(300)
HSBC Holdings PLC	55,485	68,165	(12,680)	19,389	32,803	(13,414)
MidAmerican Energy Hldgs	62,396	63,884	(1,488)	4,460	5,920	(1,460)
Comcast Corp	49,282	53,099	(3,817)	9,454	11,889	(2,435)
JPMorgan Chase & Co	45,728	60,033	(14,305)	12,154	17,988	(5,834)
Canadian Imperial Bank	54,849	50,340	4,509	—	—	—
IBM Corp	54,109	56,621	(2,512)	605	617	(12)
US Bancorp	20,951	33,129	(12,178)	26,592	38,808	(12,216)
ConocoPhillips	46,840	46,211	629	—	—	—
Duke Energy Corp	45,872	46,434	(562)	—	—	—
Wal-Mart Store Inc	45,347	44,605	742	—	—	—
FMR LLC	45,259	54,868	(9,609)	—	—	—
Burlington Northern Santa Fe	44,821	45,803	(982)	—	—	—
Wyeth	43,561	43,838	(277)	—	—	—
Target Corp	42,941	45,065	(2,124)	—	—	—
Goldman Sachs Group Inc	33,439	45,325	(11,886)	9,050	13,311	(4,261)
Deere & Co	41,903	40,890	1,013	—	—	—
FPL Group Inc	37,737	38,234	(497)	3,515	3,670	(155)
PNC Financial Services	28,520	27,703	817	12,571	19,001	(6,430)
News Corp	40,733	49,066	(8,333)	—	—	—
Manulife Financial Corp	27,366	33,394	(6,028)	11,796	13,225	(1,429)
Citigroup Inc	38,917	58,647	(19,730)	—	—	—
Time Warner Cable Inc	37,945	41,149	(3,204)	—	—	—
Xcel Energy Inc	36,310	34,861	1,449	1,270	918	352
Roche Holding AG	37,401	36,816	585	—	—	—
Allstate Corp	37,127	44,797	(7,670)	—	—	—

	$1,454,531	$1,636,460	$(181,929)	$156,704	$244,238	$(87,534)

Exhibit II

Assurant, Inc. and Subsidiaries

Top 10 Foreign Government Exposures

(unaudited)

	As of March 31, 2009
($ in thousands)	Fixed Maturity Securities
Issuer	Fair Value	Book Value	Unrealized Gain/Loss
Province of Ontario	$136,763	$134,970	$1,793
Government of Brazil	54,251	53,649	602
United Kingdom of Great Britain	41,535	37,888	3,647
Province of Quebec	37,266	37,124	142
Corp Andina De Fomento	28,756	31,391	(2,635)
United Mexican States	26,419	25,181	1,238
Province of Manitoba	23,575	22,724	851
Bundes obligation	17,866	17,234	632
Kingdom of Denmark	15,967	15,201	766
Swedish Export Credit	14,625	13,159	1,466
Other	136,387	139,520	(3,133)

	$533,410	$528,041	$5,369

Exhibit III

Assurant, Inc. and Subsidiaries

Commercial Mortgage Loans Summary

(unaudited)

($ in thousands)	As of March 31, 2009
Summary of Commercial Mortgage Loans(1)	Book Value	% of Total
Geographic Region
Pacific	$507,039	34%
Middle Atlantic	269,338	18%
New England	180,536	12%
South Atlantic	176,392	12%
Mountain	169,043	11%
West South Central	85,583	6%
West North Central	45,294	3%
East South Central	27,662	2%
Canada	21,626	1%
East North Central	18,815	1%
Allowance for loan losses	(5,908)	—

Total	$1,495,420	100%

Property Type
Retail	$493,501	33%
Office	486,383	33%
Industrial	385,787	26%
Other	76,012	5%
Apartments	59,645	4%
Allowance for loan losses	(5,908)	—

Total	$1,495,420	100%

Loan Size
Under $3 million	$572,763	38%
$3 million but less than $6 million	515,037	34%
$6 million but less than $9 million	233,621	16%
$9 million but less than $12 million	59,513	4%
$12 million and over	120,394	8%
Allowance for loan losses	(5,908)	—

Total	$1,495,420	100%

Commercial Mortgage Loan Information by Vintage

As of March 31, 2009

Loan year	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Property value weighted average loan-to-value	Book value weighted average loan-to-value
2004 and prior	$615,274	—	295	—	$2,086	30.16%	39.11%
2005	251,514	—	72	—	3,493	47.49%	53.43%
2006	179,126	—	63	—	2,843	43.98%	51.79%
2007	289,259	—	90	—	3,214	55.15%	60.39%
2008	156,169	—	42	—	3,718	54.29%	56.90%
2009	9,986	—	1	—	9,986	67.70%	67.70%
Allowance for loan losses	(5,908)	—	N/A	—	N/A	N/A	N/A

Total	$1,495,420	—	563	—	$2,656	39.47%	49.16%

(1)	Based upon property appraisals as of June 30, 2008.